UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2020

SCIENTIFIC GAMES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-11693	81-0422894
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of principal executive offices)
(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	SGMS	The NASDAQ Stock Market
Preferred Stock Purchase Rights	SGMS	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

               Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information included under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On June 16, 2020, Scientific Games Corporation (the “Company”) entered into the Amendment (the “Amendment”) to its Amended and Restated Rights Agreement, dated as of January 10, 2018, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agreement”), to extend the term of the Rights Agreement to June 19, 2023 (subject to earlier expiration as described in the Rights Agreement).

The Board of Directors of the Company (the “Board”) had previously adopted the Rights Agreement in an effort to protect stockholder value by strengthening the Company’s ability to secure and maintain the Company’s good standing with respect to its licenses, contracts, franchises and other regulatory approvals related to the operation of gaming and related businesses now or hereafter engaged in by the Company or any of its affiliates, which licenses, contracts, franchises or other approvals are conditioned upon some or all of the holders of the Company’s securities possessing certain prescribed qualifications.

The Board will submit the extension of the Rights Agreement pursuant to the Amendment to a vote by the Company’s stockholders at the Company’s 2021 annual stockholders’ meeting.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which was filed with the Securities and Exchange Commission in a Current Report on Form 8-K on January 10, 2018, and the Amendment, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
4.1	Amendment to Amended and Restated Rights Agreement, dated as of June 16, 2020, between Scientific Games Corporation and American Stock Transfer & Trust Company, LLC, as rights agent.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Michael C. Eklund
	Name:	Michael C. Eklund
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

Date: June 19, 2020